1 Q4 2021 February 2, 2022 Earnings Presentation Bob Biesterfeld, CEO Mike Zechmeister, CFO Chuck Ives, Director of IR

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to successfully integrate the operations of acquired companies with our historic operations; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with operations outside of the United States; risks associated with the potential impact of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel price increases or decreases, or fuel shortages; cyber-security related risks; the impact of war on the economy; changes to our capital structure; risks related to the elimination of LIBOR; changes due to catastrophic events including pandemics such as COVID-19; and other risks and uncertainties detailed in our Annual and Quarterly Reports. 2©2022 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Q4 Highlights: Balanced Growth Continues 3 ▪ 6% year-over-year Truckload volume growth ▪ Year-over-year AGP increases were driven by both higher AGP per shipment and higher volume in ocean, truckload and air ▪ Truckload AGP per mile continued to improve, marking the 5th consecutive quarter of flat to increasing AGP per mile ▪ Global Forwarding continues to execute well and provide creative solutions in an environment in which demand still exceeds capacity $6.5B Total Revenues +43% Y/Y $856.3M Adj. Gross Profit +34% Y/Y $287.4M Income from Ops. +39% Y/Y $1.74 Diluted Earnings/Share +61% Y/Y Q4 2021

FY’21 Highlights: Record Year, Momentum Remains Strong 4 ▪ Delivered record annual financial results ▪ Responsiveness of team and superior customer service enabled us to maintain customer loyalty ▪ Effectively helped our customers and carriers navigate the unprecedented level of supply chain disruption ▪ Increased demand for global suite of services – over half of total revenues and approximately half of transportation adjusted gross profits came from customers to whom we provide both surface transportation AND global forwarding services $23.1B Total Revenues +43% Y/Y $3.2B Adj. Gross Profit +31% Y/Y $1.1B Income from Ops. +61% Y/Y $6.31 Diluted Earnings/Share +70% Y/Y FY 2021

Segment Highlights: Diversified, Global Suite of Services

Over half of 2021 total revenues and approximately half of 2021 transportation adjusted gross profits came from customers to whom we provide both surface transportation and global forwarding services.

North American Surface Transportation (NAST)

- Load-to-truck ratios still at historic highs, driven by structural constraints, strong import demand, port congestion, and COVID and winter storms impacts
- Digital investments continue to deliver customer value and unlock growth
- Volume delivered through real-time, dynamic pricing tools up 153%
- Adjusted gross profit (AGP) per load continued to improve in both TL and LTL
- Repriced more of our contractual portfolio, and focused on profitable market share growth

+18.2% Y/Y

FY 2021 Adjusted Gross Profit*



57%
34%
9%

Global Forwarding (GF)

- Seven consecutive quarters of year-over-year growth in total revenues, AGP and operating income
- Continuing to add new commercial relationships with strategic, multi-national customers
- Continuing to make investments in technology, data and analytics & our global network

+70.7% Y/Y

All Other & Corporate

+7.3% Y/Y

- Robinson Fresh case volume up 11.5% in Q4
- Managed Services 2021 FUM** up 33%
- Europe Surface Transportation continues to grow truckload AGP

C.H. ROBINSON

* Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers.

** FUM = Freight under Management

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NAST Q4’21 Results by Service 6 ▪ Truckload volume up 6.0% (2) ▪ Truckload AGP per load increased 15.0% due to a higher AGP per load on both contractual and transactional volume (2) ▪ Continued to reprice contractual portfolio with focus on profitable market share ▪ LTL volume down 4.0% and AGP per order increased 23.5% (2) ▪ 365,000 fully automated truckload bookings in Q4 and over 1,200,000 million for the full year ▪ Added 10,100 new carriers in the quarter Fourth Quarter Highlights 4Q21 4Q20%▲ Truckload (“TL”) $316.0 $258.6 22.2 % Less than Truckload (“LTL”) $138.1 $116.7 18.3 % Other $21.1 $21.6 (2.3)% Total Adjusted Gross Profits $475.1 $396.8 19.7 % Adjusted Gross Profit Margin % 12.2% 12.8% (60 bps) Adjusted Gross Profit (1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Truckload Price and Cost Change (1)(2)(3) 7 Truckload Q4 Volume(2)(4) +6.0% Pricing(1)(2)(3) +18.5% Cost(1)(2)(3) +18.0% Adjusted Gross Profit(4) +22.2% (1) Price and cost change represents YoY change for North America truckload shipments across all segments. (2) Growth rates are rounded to the nearest 0.5 percent. -20% -10% 0% 10% 20% 30% 40% 50% YoY Price Change YoY Cost Change ▪ 55% / 45% truckload contractual to transactional volume mix, consistent with Q4 last year ▪ Average routing guide depth of 1.7 in Managed Services business vs. 1.8 in Q4 last year (3) Pricing and cost measures exclude fuel surcharges and costs. (4) Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload.

Technology & Transformation Efforts Enhancing Efficiencies 8 (1) 2020 metrics based on average full-time equivalents rather than average headcount, due to the impact of furloughed employees in 2020. Average full-time equivalents excludes furloughed employees and accounts for employees with reduced work hours Beginning of Increased Tech Investment The decline over the past two quarters was driven by active hiring and expansion of our workforce to accommodate future demand and an extended cycle and in order to drive growth while new employees ramp up to expected productivity

Global Forwarding Q4’21 Results by Service 9 Fourth Quarter Highlights 4Q21 4Q20%▲ Ocean $209.7 $112.4 86.5% Air $64.9 $33.8 91.9% Customs $25.3 $24.0 5.7% Other $9.7 $9.8 (1.5%) Total Adjusted Gross Profits $309.6 $180.1 71.9 % Adjusted Gross Profit Margin % 14.4% 17.5% (310 bps) Adjusted Gross Profit (1) ($ in millions) ▪ Ocean AGP increased due to a 78.0% increase in AGP per shipment and a 5.0% increase in shipments (2) ▪ Ocean market impacted by strong demand and capacity shortages ▪ Air AGP increased due to a 37.5% increase in metric tons shipped and a 39.5% increase in AGP per metric ton shipped (2) ▪ Air market impacted by strong demand, and air cargo capacity continues to be strained ▪ Customs AGP increased due to a 5.0% increase in AGP per transaction (2) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent. Fourth uarter ighlights

Fourth Quarter Highlights All Other & Corporate Q4’21 Results 10 Robinson Fresh ▪ 11.5% increase in case volume (2) Managed Services ▪ 2.5% increase in transaction volume (2) ▪ Total freight under management up 23.5% to $1.7B in Q4 (2) Other Surface Transportation ▪ 25.4% increase in Europe truckload AGP, with the acquisition of Combinex Holding B.V. contributing 10.3 percentage points of growth 4Q21 4Q20%▲ Robinson Fresh $26.0 $23.6 10.2 % Managed Services $26.6 $24.7 7.3% Other Surface Transportation $19.1 $15.4 24.2 % Total $71.7 $63.7 12.5 % Adjusted Gross Profit (1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Tech-Plus Strategy: Unlocking Growth Across Suite of Services ▪ Diversified, global suite of services ▪ Technology built by and for supply chain experts ▪ Proven, tailored, market-leading solutions that drive better outcomes ▪ Delivering smarter solutions, through our data, scale and experience ▪ Providing clear information advantage that help our carriers and clients win/succeed ▪ The “Plus” is delivered through people you can rely on as an extension of your team 11 Best-in-class solutions delivered through a global network of experts that you can rely on

Tech-Plus Strategy: Delivering Comprehensive Solutions 12 ✓ 153% year-over-year increase in volume driven through our real-time, dynamic pricing tools in 2021; $875 million of revenue through this digital channel, up 193% over 2020 ✓ 15%+ year-over-year growth in daily average users of our customer and carrier-facing products in 2021 ✓ Over 1.2 million fully automated bookings in NAST truckload business, an increase of 65% compared to 2020 ✓ Delivered a 620-basis point favorable spread in 2021 NAST productivity index

Q4'19 Q4'20 Q4'21 $137 $207 $287 Income from Operations ($M) Financial Performance: Record Q4 Revenue/AGP Results 13 Q4'19 Q4'20 Q4'21 $579 $641 $856 Adjusted Gross Profit ($M) Q4'19 Q4'20 Q4'21 $3.8 $4.5 $6.5 Total Revenues ($B) Q4'19 Q4'20 Q4'21 $0.73 $1.08 $1.74 Earnings Per Share ▪ Decrease in cash flow driven primarily by an increase in operating working capital, partially offset by improvement in net income ▪ When the cost of purchased transportation, and subsequently prices, come down from their current all-time highs, we expect a commensurate benefit to operating cash flow Cash Flow from Operations ($M)

Capital Allocation Priorities: Balanced and Opportunistic

Sustain & Drive Growth

- Prioritize high-return, close-in investments to drive organic growth
- Opportunistically use M&A to drive total shareholder return by advancing tools, services and global skillset

Optimize Balance Sheet

- Minimize WACC by maintaining investment grade credit ratings
- Efficiently repatriate cash, resulting in holding only the cash needed to fund operations

Min Risk, Max Cash Usage

- Maintain $600M-750M of liquid assets (cash & equivalents)
- Stagger debt maturities to reduce refinancing risk

Return Capital

- Grow dividends in alignment with long-term EBITDA
- Opportunistic approach to share buybacks
- 21.6M of share repurchase authorization remaining

Capital Distribution ($M)



Cash Dividends
Share Repurchases
$3
$110
$68
$154
$210
$195
$277
$608
Q4'20
Q4'21
2020
2021

- $886 million of cash returned to shareholders in 2021, up 119%
- Board authorized additional 20 million share repurchase authorization in December 2021
- Board declared a 7.8% increase in regular quarterly dividend, from $0.51 per share to $0.55 per share, effective in with dividend paid in January 2022

C.H. ROBINSON

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Sustainable Growth Strategy 15 Take Share Grow Globally Digital Commitment Optimize Processes Spend Strategically Leverage position as world’s most powerful supply chain platform to sustainably outpace industry growth • Expand Global Forwarding (“GF”) business as provider of choice for multinational customers • Leverage scale to exploit secularly growing market and unique global footprint • Grow capabilities and presence in key trade lanes and geographies • Provide customers & carriers the digital products they value • Leverage data, scale and information advantage • Bring meaningful products, features and insights to both sides of the two-sided marketplace • Digitize more internal tools and processes • Free customer and carrier reps’ capacity for higher-value touchpoints • Drive more revenue synergy across business units • Support organic growth by leveraging strong consistent cash flow • Modernize core for future integrations • Complement with opportunistic M&A • Leverage integrated service model to take share and expand globally • Utilize “Tech Plus” strategy to out service competitors • Expand modal capabilities

2022 Priorities 16 ▪ Continue driving long-term diversified growth across an intentional combination of modes, services and geographic footprint ▪ Advance our tech-plus strategy to enhance, expand and leverage the most connected supply chain platform and deliver best-in-class, comprehensive solutions for our customers and carriers ▪ Maintain a healthy financial profile and attractive margins across the business by leveraging technology advantages and competitive pricing ▪ Uphold balanced approach to capital allocation to drive growth and return capital to shareholders ▪ Invest in talent and capabilities, as customers and carriers rely on our teams and digital products

17 Appendix

Q4 2021 Transportation Results(1) 18 Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2021 2020 % Change 2021 2020 % Change Total Revenues $6,245,998 $4,311,852 44.9% $22,046,574 $15,147,562 45.5% Total Adjusted Gross Profits(2) $832,404 $618,598 34.6% $3,052,000 $2,312,954 32.0% Adjusted Gross Profit Margin % 13.3% 14.3% (100 bps) 13.8% 15.3% (150 bps) Transportation Adjusted Gross Profit Margin % 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 16.9% 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% Q2 14.9% 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% Q3 15.6% 15.0% 16.2% 18.4% 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% Q4 15.8% 15.1% 15.9% 19.0% 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% Total 15.8% 15.4% 15.9% 17.9% 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% (1) Includes results across all segments. (2) Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q4 2021 NAST Results 19 (1) Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2021 2020 % Change 2021 2020 % Change Total Revenues $3,896,025 $3,089,674 26.1% $14,507,917 $11,312,553 28.2% Total Adjusted Gross Profits(1) $475,100 $396,814 19.7% $1,792,953 $1,517,091 18.2% Adjusted Gross Profit Margin % 12.2% 12.8% (60 bps) 12.4% 13.4% (100 bps) Income from Operations $148,440 $150,577 (1.4%) $585,351 $508,475 15.1% Adjusted Operating Margin % 31.2% 37.9% (670 bps) 32.6% 33.5% (90 bps) Depreciation and Amortization $6,464 $5,764 12.1% $26,243 $25,314 3.7% Total Assets $3,349,578 $2,946,409 13.7% $3,349,578 $2,946,409 13.7% Average Headcount 7,044 6,555 7.5% 6,764 6,811 (0.7%)

Q4 2021 Global Forwarding Results 20 (1) Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2021 2020 % Change 2021 2020 % Change Total Revenues $2,144,056 $1,030,364 108.1% $6,729,790 $3,100,525 117.1% Total Adjusted Gross Profits(1) $309,589 $180,057 71.9% $1,073,541 $628,988 70.7% Adjusted Gross Profit Margin % 14.4% 17.5% (310 bps) 16.0% 20.3% (430 bps) Income from Operations $146,800 $58,480 151.0% $510,756 $175,513 191.0% Adjusted Operating Margin % 47.4% 32.5% 1,490 bps 47.6% 27.9% 1,970 bps Depreciation and Amortization $5,471 $6,810 (19.7%) $22,823 $34,550 (33.9%) Total Assets $2,843,239 $1,392,411 104.2% $2,843,239 $1,392,411 104.2% Average Headcount 5,430 4,626 17.4% 5,071 4,708 7.7%

Q4 2021 All Other and Corporate Results 21 (1) Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2021 2020 % Change 2021 2020 % Change Total Revenues $461,767 $429,414 7.5% $1,864,431 $1,794,028 3.9% Total Adjusted Gross Profits(1) $71,652 $63,707 12.5% $285,595 $266,178 7.3% Income from Operations ($7,834) ($2,255) NM ($13,999) ($10,720) NM Depreciation and Amortization $10,703 $12,086 (11.4%) $42,193 $41,863 0.8% Total Assets $835,295 $805,438 3.7% $835,295 $805,438 3.7% Average Headcount 4,080 3,610 13.0% 3,926 3,600 9.1%

Non-GAAP Reconciliations 22 Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below:

Non-GAAP Reconciliations 23 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. We believe adjusted operating margin is a useful measure of our profitability in comparison to our adjusted gross profit which we consider a primary performance metric as discussed above. The reconciliation of operating margin to adjusted operating margin is presented below:

24 Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com